UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2009

AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On September 17, 2009, American Pacific Corporation (the “Company”) announced the retirement of John R. Gibson as Chief Executive Officer of the Company, effective December 31, 2009. Following his retirement, Mr. Gibson will continue to serve as the non-executive Chairman of the Board of Directors of the Company.
(c) On September 17, 2009, the Company announced that effective January 1, 2010, Dr. Joseph Carleone, 63, will succeed Mr. Gibson as Chief Executive Officer of the Company. Dr. Carleone currently serves as the Company’s President and Chief Operating Officer and, upon Mr. Gibson’s retirement, Dr. Carleone will be President and Chief Executive Officer of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: September 17, 2009	By:	/s/ JOHN R. GIBSON
John R. Gibson
Chairman and Chief Executive Officer